TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 1

dated May 15, 2019

to the Statement of Additional Information (“SAI”)

dated May 1, 2019

Effective immediately, the following two paragraphs replace in their entirety the eighth and ninth paragraphs currently appearing in the section entitled “Brokerage Allocation” beginning on page 50 of the SAI:

Fixed-income trades on behalf of the Funds may not be allocated in order to generate soft dollar credits, but, at times, a broker may send Advisors unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Funds that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

The Board and Advisors have agreed that Advisors will compensate each Fund for a percentage of its soft dollar costs. This percentage may only be changed with Board approval. Each Fund pays for a portion of the total amount of soft dollars utilized by the TIAA-CREF Fund Complex based upon a formula that takes into account its relative assets under management. Previously, the Funds were compensated by Advisors to the extent their soft dollar costs exceeded certain maximum amounts set by the Board and Advisors. Additionally, Advisors will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Funds, including soft dollars attributable to each Fund.

A40529 (5/19)